SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 26, 2003

IDINE REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13806 (Commission File Number)	84-6028875 (I.R.S. Employer Identification No.)

11900 Biscayne Boulevard Miami, Florida	33181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (305) 892-3343

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Attached is the power point presentation iDine’s management made on June 26, 2003 at the William Blair & Company 23rd Annual Growth Stock Conference in Chicago, Illinois.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDINE REWARDS NETWORK INC.

By:	/s/ Stephen E. Lerch

Stephen E. Lerch
Executive Vice President, Chief Financial Officer and Chief Operating Officer – Dining

Dated: June 26, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Power point presentation dated June 26, 2003